Exhibit 99.1

RENEGADE STREETWEAR PTY LTD

FINANCIAL REPORT

FOR THE PERIOD ENDED 31 DECEMBER 2011

Page Number

Independent audit report	1 – 2

Directors’ declaration	3

Statement of comprehensive income	4

Statement of financial position	5

Statement of changes in equity	6

Statement of cash flows	7

Notes to the financial statements	8 - 18

Level 4, 30 Collins Street

Melbourne Victoria 3000

TELEPHONE +61 3 9564 0100

FACSIMILE +61 3 9654 0122

www.dfkcollins.com.au

ACN 115 470 598

INDEPENDENT AUDITOR’S REPORT

TO THE MEMBERS OF RENEGADE STREETWEAR PTY LTD

We have audited the accompanying financial report of Renegade Streetwear Pty Ltd, which comprises the statement of financial position as at 31 December 2011, the statement of comprehensive income, statement of changes in equity and statement of cash flows for the period ended on that date, a summary of significant accounting policies, other explanatory notes and the directors’ declaration.

Directors’ Responsibility for the Financial Report

The directors of the company are responsible for the preparation and fair presentation of the financial. This responsibility includes designing, implementing and maintaining internal control relevant to the preparation and fair presentation of the financial report that is free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial report based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These Auditing Standards require that we comply with relevant ethical requirements relating to audit engagements and plan and perform the audit to obtain reasonable assurance whether the financial report is free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial report. The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the financial report, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial report in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial report.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Liability limited by a scheme approved under Professional Standards Legislation
A member firm of DFK International, a worldwide association of independent accounting firms and business advisors

1

Level 4, 30 Collins Street

Melbourne Victoria 3000

TELEPHONE +61 3 9564 0100

FACSIMILE +61 3 9654 0122

www.dfkcollins.com.au

ACN 115 470 598

INDEPENDENT AUDITOR’S REPORT (continued)

TO THE MEMBERS OF RENEGADE STREETWEAR PTY LTD

Auditor’s Opinion

In our opinion, the financial report of Renegade Streetwear Pty Ltd presents fairly, in all material respects, the financial position of the company as at 31 December 2011 and the results of its operations and cash flows for the period then ended in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board as disclosed in Note 1(a).

DFK Collins

Chartered Accountants

/s/ Simon Bragg

Simon Bragg

Partner Melbourne 14 September 2012

Liability limited by a scheme approved under Professional Standards Legislation
A member firm of DFK International, a worldwide association of independent accounting firms and business advisors

2

RENEGADE STREETWEAR PTY LTD

STATEMENT OF COMPREHENSIVE INCOME

FOR THE PERIOD ENDED 31 DECEMBER 2011

	Note	2011
		$

Continuing operations

Income from transactions	2	2,348
Cost of sales		(1,066)
Gross Profit		1,282

Expenses from transactions
Amortisation expenses		947
Advertising and promotional expense		400
Finance costs		56
Repairs and maintenance		60
Software expenses		413
Administration expenses		356
Professional fee expense		6,860
Formation expenses		683
Total expenses from transactions		9,775

Net result from transactions		(8,493)

Other economic flows included in net result
Income tax (expense)/benefit	4	—
Total other economic flows included in net result		—

Net operating result		(8,493)

Other economic flows – other non-owner changes in equity		—

Comprehensive result		(8,493)

The accompanying notes form part of these financial statements

3

RENEGADE STREETWEAR PTY LTD

STATEMENT OF FINANCIAL POSITION

AS AT 31 DECEMBER 2011

	Note	2011
		$
ASSETS

CURRENT ASSETS
Cash and cash equivalents	5	2,611
Inventory	6	3,070
TOTAL CURRENT ASSETS		5,681

NON CURRENT ASSETS
Intangibles	7	3,053
TOTAL NON CURRENT ASSETS		3,053

TOTAL ASSETS		8,734

CURRENT LIABILITIES
Trade and other payables	8	6,628
Financial liabilities	9	499
TOTAL CURRENT LIABILITIES		7,127

NON CURRENT LIABILITIES
Financial Liabilities	9	10,000
TOTAL NON CURRENT LIABILITIES		10,000

TOTAL LIABILITIES		17,127

NET DEFICIENCY		(8,393)

EQUITY
Issued capital	10	100
Accumulated (losses)	11	(8,493)
TOTAL EQUITY		(8,393)

The accompanying notes form part of these financial statements

4

RENEGADE STREETWEAR PTY LTD

STATEMENT OF CHANGES IN EQUITY

FOR THE PERIOD ENDED 31 DECEMBER 2011

	Equity at 12 April 2011	Equity contributions	Total comprehensive result	Equity at 31 December 2011

Retained earnings	—	—	(8,493)	(8,493)

Contributed equity	—	100	—	100

Total equity at end of period	—	100	(8,493)	(8,393)

The accompanying notes form part of these financial statements

5

RENEGADE STREETWEAR PTY LTD

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED 31 DECEMBER 2011

	NOTE	2011
		$

CASH FLOWS FROM OPERATING ACTIVITIES
Cash receipts in the course of operations		2,522
Interest received		3
Net GST received from the Australian Taxation Office		910
Cash payments in the course of operations		(7,423)
Net cash provided by operating activities	14 (ii)	(3,988)

CASH FLOWS FROM INVESTING ACTIVITIES
(Payments) for intangibles		(4,000)
Net cash used in investing activities		(4,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from borrowings		10,499
Proceeds from share issue		100
Net cash provided by financing activities		10,599

Net increase in cash held		2,611

Cash at the beginning of period		—

Cash at the end of the period	14 (i)	2,611

The accompanying notes form part of these financial statements

6

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

1.	STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

(a)	General System of Accounting underlying the Financial Statements

These general purpose financial statements have been prepared in accordance with Australian Accounting Standards, other authoritative pronouncements of the Australian Accounting Standards Board and Urgent Issues Group Interpretations.

These financial statements also comply with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).

The financial statements have been prepared on an accruals basis and are based on historical costs, modified, where applicable, by the measurement at fair value of selected non-current assets, financial assets and financial liabilities.

The Company was incorporated in Australia on 12 April 2011. The financial statements are presented in Australian dollars, which is Renegade’s functional and presentation currency.

(b)	Revenue Recognition

Revenue is measured at the fair value of the consideration received or receivable after taking into account any trade discounts and volume rebates allowed.

Revenue from the sale of goods is recognised at the point of delivery as this corresponds to the transfer of significant risks and rewards of ownership of the goods and cessation of all involvement in those goods.

(c)	Goods and Services Tax

Revenues, expenses and assets are recognised net of the amount of goods and services tax (GST), except where the amount of GST incurred is not recoverable from the Australian Tax Office (ATO). In these circumstances the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense.

Receivables and payables are stated with the amount of GST included.

The net amount of GST recoverable from, or payable to, the ATO is included as a current asset or liability in the statement of financial position. Cash flows are included in the statement of cash flows on a gross basis. The GST components of cash flows arising from investing and financing activities, which are recoverable from, or payable to, the ATO are classified as operating cash flows.
7

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

1.	SUMMARY OF ACCOUNTING POLICIES (continued)

(d)	Cash and cash equivalents

Cash and deposits, including cash equivalents, comprise cash on hand and cash at bank, deposits at call and highly liquid investments that are readily convertible to known amounts of cash and are subject to insignificant risk of changes in value.

For the statement of cash flows’ presentation purposes, cash and deposits consist of cash and cash equivalents as defined above.

(e)	Financial Instruments

Initial recognition and measurement

Financial assets and financial liabilities are recognised when the entity becomes a party to the contractual provisions to the instrument. For financial assets, this is equivalent to the date that the company commits itself to either purchase or sell the asset (ie trade date accounting is adopted).

Classification and subsequent measurement

(i) Loans and receivables
Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are subsequently measured at amortised cost.

Loans and receivables are included in current assets, except for those which are not expected to mature within 12 months after the end of the reporting period, which will be classified as non-current assets.

(ii) Held-to-maturity investments
Held-to-maturity investments are non-derivative financial assets that have fixed maturities and fixed or determinable payments, and it is the company’s intention to hold these investments to maturity. They are subsequently measured at amortised cost.

Held-to-maturity investments are included in non-current assets, except for those which are expected to mature within 12 months after the end of the reporting period, which will be classified as current assets.

If during the period the company sold or reclassified more than an insignificant amount of the held-to-maturity investments before maturity, the entire category of held-to-maturity investment would be tainted and would be reclassified as available-for-sale.

(iii) Financial liabilities
Non-derivative financial liabilities (excluding financial guarantees) are subsequently measured at amortised cost.

8

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

1.	SUMMARY OF ACCOUNTING POLICIES (continued)

(f)	Taxation

The Company adopts the liability method of tax effect accounting. Income tax expense is calculated on operating profit adjusted for permanent differences between taxable and accounting income. The tax effect of timing differences, which arise from items being brought to account in different periods for income tax and accounting purposes, is carried forward in the statement of financial position as a deferred tax asset or a deferred tax liability.

Deferred tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Deferred tax benefits relating to tax losses are only brought to account when their realisation is virtually certain.

(g)	Foreign currency translation

Items included in the financial statements of the Company are measured using the currency of the primary economic environment in which the entity operates (“the functional currency”). The financial statements are presented in Australian dollars, which is Renegade’s functional and presentation currency.

(h)	Intangibles

Intangible assets represent identifiable non-monetary assets without physical substance such as computer software. Intangible assets are initially recognised at cost. Subsequently, intangible assets with finite useful lives are carried at cost less accumulated amortisation and accumulated impairment losses. Costs incurred subsequent to initial acquisition are capitalised when it is expected that additional future economic benefits will flow to the Company.

(i)	Adoption of new and revised accounting standards

During the current period the Company has adopted all of the new and revised Australian Accounting Standards and Interpretations applicable to its operations which became mandatory. The AASB has issued new and amended accounting standards and interpretations that have mandatory application dates for future reporting periods and which the company has decided not to early adopt.
9

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

		2011
		$
2.	REVENUE
	Revenues from ordinary activities
	Revenues from sale of goods	2,345
	Other income	3
		2,348

3.	AUDITORS’ REMUNERATION
	Audit services:
	Auditors of the Company – DFK Collins	6,500
		6,500

4.	INCOME TAX EXPENSE
	The prima facie tax payable on the profit/(loss) from ordinary activities before income tax is reconciled to the income tax expense as follows:
	Prima facie tax payable on operating result before income tax at 30% (2010: 30%):	-
	Income tax expense attributable to ordinary activities	-

5.	CASH AND CASH EQUIVALENTS
	Cash on hand	100
	Cash at bank	2,511
		2,611

6.	INVENTORY
	Finished goods	3,070
		3,070

7.	INTANGIBLE ASSETS
	Software at Cost	4,000
	Less Accumulated Amortisation	(947)
	Total Intangible Assets	3,053

	RECONCILIATION OF CARRYING AMOUNT	Software
	Opening balance	-
	Additions	4,000
	Amortisation	(947)
		3,053
10

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

		2011
		$
8.	PAYABLES
	Current
	Accruals	6,500
	GST Payable	128
		6,628

9.	FINANCIAL LIABILITIES
	Current
	Employee Loan	499
		499

	Non Current
	Shareholder Loan – unsecured, interest free	5,000
	Other Loan – unsecured, interest free	5,000
		10,000
10.	ISSUED CAPITAL
	Issued Capital	100
	Total Issued Capital	100

11.	ACCUMULATED LOSSES
	Accumulated losses at the beginning of the financial period	-
	Net (loss) from ordinary activities after income tax expense	(8,493)
	Accumulated (losses) at the end of the financial period	(8,493)
11

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

12.	FINANCIAL INSTRUMENTS
(a)	Significant accounting policies
Details of the significant accounting policies and methods adopted, including the criteria for recognition, the basis of measurement, and the basis on which income and expenses are recognised, with respect to each class of financial asset, financial liability and equity instrument are disclosed in Note 1 to the financial statements.

(b)	Categorisation of financial instruments
	Financial assets	Note	Category	Carrying amount 2011
	Cash and cash equivalents	5	N/A	2,611

	Financial liabilities
	Payables*	8	Financial liabilities measured at amortised cost	6,500
	Other liabilities	9	Financial liabilities measured at amortised cost	10,499

* excludes statutory obligations

(c)	Credit risk

	Credit risk represents the loss that would be recognised if counterparties failed to perform as contracted. The Company’s maximum exposure to credit risk at balance date in relation to each class of recognised financial asset is represented by the carrying amount of those assets as indicated in the statement of financial position.

	Financial assets that are either past due or impaired

	Currently the company does not hold any collateral as security nor credit enhancements relating to any of its financial assets. As at the reporting date, there is no event to indicate that any of the financial assets are impaired.

	There are no financial assets that have had their terms renegotiated so as to prevent them from being past due or impaired, and they are stated at the carrying amounts as indicated. The following table discloses the ageing only of financial assets that are past due but not impaired.
12

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

12.	FINANCIAL INSTRUMENTS (continued)

Interest rate exposure and ageing analysis of financial assets
		Interest rate exposure			Past due by
	Carrying amount	Fixed interest rate	Variable interest rate	Non-interest bearing	Less than 1 Month	1-3 months	3 months – 1 year	1-5 years
2011
Cash assets	2,611	-	703	1,908	-	-	-	-
	2,611	-	703	1,908	-	-	-	-

(d)	Liquidity risk
Liquidity risk arises when the company is unable to meet its financial obligations as they fall due. The company operates under the policy of settling financial obligations as and when they fall due and in the event of a dispute, make payments within 30 days from the date of resolution.

Financial liability and financial asset maturity analysis
	Within 1 Year	1 to 5 Years	Over 5 Years	Total
	2011	2011	2011	2011
Financial liabilities due for payment	$	$	$	$
Trade and other payables	-	6,500	-	6,500
Other Liabilities	-	10,499	-	10,499
Total contractual outflows	-	16,999	-	16,999

Financial Assets - cash flows realisable
Cash and cash equivalents	2,611	-	-	2,611
Net (outflow) / inflow on financial instruments	2,611	-	-	2,611

13

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

12.	FINANCIAL INSTRUMENTS (continued)

(e)	Market risk
The company’s exposure to market risk is primarily through interest risk with currently no exposure to other price risk or foreign currency risk. Objectives, policies and processes used to manage the risks are disclosed in the paragraph below.

Interest rate risk
Exposure to interest rate risk might arise primarily through the company’s cash & deposits. Minimisation of risk is achieved by mainly undertaking fixed rate or non-interest bearing financial instruments. The company’s exposure to interest rate risk is set out in the table below.

Foreign currency risk
The company currently has no foreign currency risk exposure.

Sensitivity disclosure analysis
Taking into account past performance, future expectations, economic forecasts, and management’s knowledge and experience of the financial markets, the company believes the movements in the table below are ‘reasonably possible’ over the next 12 months. The table discloses the impact on net operating result and equity for each category of financial instrument held by the company at period-end as presented to key management personnel, if the above movements were to occur.

Market risk exposure
		Interest rate risk
		-1% (100 basis points)		+1% (100 basis points)
	Carrying amount	Profit	Equity	Profit	Equity
2011
Financial assets:
Cash assets	2,611	(70)	(70)	70	70
Financial liabilities:
Loan	(10,499)	-	-	-	-
Accruals	(6,500)	-	-	-	-
Total	(14,388)	(70)	(70)	70	70

14

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

12.	FINANCIAL INSTRUMENTS (continued)

(f)	Fair value
The fair values and net fair values of financial assets and financial liabilities are determined as follows:

• the fair value of financial assets and financial liabilities with standard terms and conditions and traded in active liquid markets are determined with reference to quoted market prices; and

• the fair value of other financial assets and financial liabilities are determined in accordance with generally accepted pricing models based on discounted cash flow analysis.

The company considers that the carrying amount of financial assets and financial liabilities recorded in the financial report to be a fair approximation of their fair values, because of the short-term nature of the financial instruments and the expectation that they will be paid in full.

2011
$
13.	COMMITMENTS
Operating lease commitments
Future operating lease rentals of premises, plant and equipment not provided for in the financial statements and payable:
	Not later than one year	-
	Later than one year but not later than five years	-
	Later than five years	-
-

15

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

		2011
		$

14.	NOTES TO THE STATEMENT OF CASH FLOWS
(i)	Reconciliation of cash
	For the purposes of the cash flow statement, cash includes cash on hand and short term deposits with banks or financial institutions.
	Cash at the end of the financial period as shown in the statement of cash flows is reconciled to the related items in the statement of comprehensive income as follows:
	Cash assets	2,611

(ii)	Reconciliation of operating result to net cash provided used in operating activities
	Operating (loss) after income tax	(8,493)
	Add/(Less) non-cash items:
	Amortisation	947
	Net cash used in operating activities before change in assets and liabilities	(7,546)
	Changes in assets and liabilities:
	(Increase) in inventory	(3,070)
	Increase in accounts payable	6,628
	Net cash used in operating activities	(3,988)

15.	DIRECTORS' REMUNERATION
	Directors’ income

	Total income paid or payable, or otherwise made available to all directors of the Company or any related party.
		-

	Retirement benefits
	Retirement benefits paid to directors of the Company, being amounts that have been previously approved by the members of the Company in a general meeting.	-

16.	NUMBER OF EMPLOYEES

	The number of equivalent full-time employees at the reporting date:	-

16

RENEGADE STREETWEAR PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 31 DECEMBER 2011

		2011
		$

17.	RELATED PARTY TRANSACTIONS
	Directors
	The names of the persons holding positions of directors of the Company during the financial period are: Shane Habermann Peter Gordon Robert Stapleton

	Details of directors’ remuneration and retirement benefits are set out in Note 15.

	The aggregate amount of debts, other than trade debts, due and receivable from and payable to related entities by the Company at balance date:

	Payables
	Loan – Stapleton	5,000
	Loan – Habermann	5,000
		10,000
	Income
	Sale – Loadstone Motor Corporation	1,773
		1,773
18.	SEGMENT REPORTING

	The Company operates in one industry and within Australia.

19.	SUBSEQUENT EVENTS

	On June 25, 2012, Novagen Solar Inc (“Novagen”) completed the acquisition of all of the outstanding capital stock of Renegade Streetwear Pty Ltd, from Rebecca Anderson, Robert Stapleton and Aija Annelli Haberman, for an aggregate of 400,000 shares of Novagen’s common stock.